SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 31, 2001

NEXTEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19656	36-3939651

(State or other jurisdiction	(Commission	(I.R.S. Employer

of incorporation)	File Number)	Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(703) 443-4000

(Former name or former address, if changed since last report)

Item 5. Other Events.

      On May 31, 2001, Nextel issued a press release announcing the highlights of its annual meeting of stockholders, a copy of which is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. Not Applicable

(b) Pro Forma Financial Information. Not Applicable

(c) Exhibits.

Exhibit No	Exhibit Description

99.1	Press Release issued May 31, 2001

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

Date: May 31, 2001	By: /s/ Leonard J. Kennedy

Leonard J. Kennedy

Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No	Exhibit Description

99.1	Press Release issued May 31, 2001